SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 27, 1999
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                        (Date of earliest event reported)




                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)




Delaware                         0-14815                             23-2413363
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(State of other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                           Identification No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania                 19422-0764
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(Address of principal executive offices)                             (Zip Code)



                                 (610) 825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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Former name,former address and former fiscal year, if changed since last report)





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Item 5.           Other Events



     On October 27, 1999, Progress Financial Corporation issued a press release announcing its repurchase program to repurchase up to 280,000 shares of common stock. For additional information, reference is made to the press Release, dated October 27, 1999, which is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PROGRESS FINANCIAL CORPORATION


Dated:   October  27, 1999             By:  /s/ Michael B. High
                                          -------------------------------------
                                           Michael B. High
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                              Description


    99(a)                             Press Release issued on October 27, 1999

                                  Exhibit 99(a)



                    Press Released issued on October 27, 1999

NEWS RELEASE

Contact: Michael B. High, CFO/Senior Vice President
                  (610) 941-4804

                  Dorothy Jaworski, Director of Investor Relations
                  (610) 941-4822

For immediate release:

               Progress Financial Corporation to Repurchase Up To
                         280,000 Shares of Common Stock

         Blue Bell, PA, October 27, 1999-- Progress Financial Corporation (the "Company") announced today that it has completed the repurchase of 257,000 shares of common stock under its previously announced stock repurchase program and that the Company's Board of Directors has authorized a new repurchase program for the repurchase of up to 280,000 shares, or five percent, of the Company's outstanding common stock.
         Repurchases are authorized to be made by the Company from time to time in open-market transactions as, in the opinion of management, market conditions warrant. The repurchased shares will be held as treasury stock and may be reserved for issuance pursuant to the Company's stock benefit plans.
         W. Kirk Wycoff, President and Chief Executive Officer of the Company, stated, "The repurchase program reflects management's belief that the current price of the Company's common stock does not adequately reflect the Company's long-term business and earnings prospects. The use of our capital must continue to be balanced with other internal and external investment opportunities while maximizing the use of existing assets and resources to generate shareholder value. The Company is fortunate to have the financial flexibility that allows it to demonstrate its commitment to and confidence in its future prospects."
         Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through thirteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Corporation, with offices in Blue Bell, Pennsylvania and Timonium, Maryland, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania. In addition, the Company conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania; Richmond and Chesapeake, Virginia; Woodbridge, New Jersey; Wilmington, Delaware; and Raleigh, North Carolina. The Company also conducts business-to-business telemarketing through Procall Teleservices, Inc.; construction and development of assisted living communities through Progress Development Corp., and venture capital activities managed by Progress Capital Management, Inc. The Company's common stock is traded on the Nasdaq Stock Market, National Market under the Symbol "PFNC".

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